NUMBER                                                       SHARES

    --------                                                     --------
                                                         SEE REVERSE FOR LEGENDS

                             AVOCET VENTURES, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                         COMMON STOCK - $.001 PAR VALUE


This certifies that

is the owner of

fully paid and non-assessable shares of Common Stock of AVOCET VENTURES, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation, as amended, to all of which the holder, by acceptance hereby assents.


IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and the facsimile Corporation seal to be duly affixed hereto.


Dated:



/s/ Patrick C. Brooks                [SEAL]                /s/ Patrick C. Brooks
---------------------                                      ---------------------
Patrick C. Brooks                                          Patrick C. Brooks
PRESIDENT                                                  SECRETARY

                             AVOCET VENTURES, INC.


For value received, _____________ hereby sell, assign and transfer unto _____________________________________________ shares of Common Stock represented by the within Certificate, and do hereby irrevocable constitute and appoint __________________________________ Attorney to transfer the said Shares of
Common Stock on the books of the within named Corporation with full power of substitution in the premises.


Signature: __________________________________

In the presence of __________________________



Note: The signature of this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.